UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2013

Item 1. Report to Shareholders

Maryland Tax-Free Bond Fund	February 28, 2013

The views and opinions in this report were current as of February 28, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Despite historically low interest rates, Maryland’s long-term municipal bonds produced good returns in the year ended February 28, 2013, as yields declined further and bond prices rose due to strong investor demand for securities providing attractive levels of tax-free income. Short- and intermediate-term Maryland securities produced smaller returns, short-term tax-free yields fell over the past year, and the potential for capital appreciation in those securities is now appreciably lower. Lower-quality municipals, with their yield advantage, outperformed higher-quality issues. Among the Maryland Tax-Free Funds, the Maryland Tax-Free Bond Fund delivered the strongest absolute and relative returns.

MARKET ENVIRONMENT

The U.S. economy expanded at a modest pace over the last year. Employment growth has been steady, but the national unemployment level remains elevated. The housing market recovery has been gaining traction, although its contribution to overall growth is smaller than in previous expansions. We believe gross domestic product growth will continue in 2013, but uncertainty about U.S. fiscal policy, which restrained economic activity in late 2012, could continue to do so in the months ahead. On January 1, 2013, a lame-duck session of Congress passed legislation to avoid the full brunt of the federal tax increases and automatic spending cuts that had been scheduled to take place at the end of 2012. Tax increases were not as significant as they could have been, although the 39.6% federal tax bracket has been reinstated, and the 2.0% payroll tax cut in place since the beginning of 2011 was allowed to expire. Scheduled budget sequestration was delayed for two months. The new Congress, which did not act by the end of our reporting period to stop the spending cuts from taking effect on March 1, will need to address the approaching legal borrowing limit for the federal government—the “debt ceiling”—in the near future.

The Federal Reserve kept its fed funds target rate in the 0.00% to 0.25% range to support the economy over the last year. The central bank is also purchasing $40 billion of agency mortgage-backed securities every month—a plan that started in September. In addition, the Fed announced in late 2012 that it will purchase $45 billion of Treasury securities monthly starting in 2013. The Fed plans to keep short-term rates very low as long as the national unemployment rate remains above 6.5% and inflation is projected to be no more than 2.5% in the next 12 to 24 months.

Shorter-term municipal yields remained low and were little changed over the last 12 months. Long-term, high-quality municipal yields generally declined during our fiscal year. With municipal yields about the same as Treasury yields across the yield curve, tax-free securities are an attractive alternative for fixed income investors on a relative basis. As of February 28, 2013, the 2.91% yield offered by a 30-year tax-free municipal bond rated AAA was about 94% of the 3.09% pretax yield offered by a 30-year Treasury bond. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 4.04% in order to receive the same after-tax income. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

Municipal issuance totaled $373 billion in 2012, according to The Bond Buyer. Much of that reflects municipalities refinancing their debts to take advantage of low long-term interest rates, rather than net new issuance. One positive factor for munis is that austerity-minded state and local government leaders have been conservative about adding to indebtedness, despite prevailing low yields. Brisk demand is another favorable factor supporting the market, particularly for long-term issues. Issuance in the first two months of 2013 has been fairly strong, at $47.6 billion, and full-year issuance is likely to approximate that of 2012.

Since the last recession, many states have faced stiff fiscal challenges, and most have acted responsibly by cutting spending and raising taxes and fees to close budget deficits. While tax revenues collected by states are growing again, the pattern has been slower and more uneven than in the past, and expense pressures continue. Balancing state budgets is not easy work and most states do a good job, although those that are not properly funding pensions and other retirement benefits are viewed unfavorably. We believe that many states deserve high credit ratings and that state governments will be able to continue servicing their outstanding debts. However, we have longer-term concerns about some states’ willingness and ability to address sizable pension obligations and other retirement benefits.

When Less Is Really More

Despite very low nominal yields, municipal bonds have rarely been more attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Beginning in 2013, a 3.8% net investment income tax will be imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals. The interest income from a tax-free municipal bond is also exempt from this net investment income tax.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

If we were to factor in state and local income tax rates—which, of course, will vary widely—the taxable-equivalent yield calculations would be more complicated. However, the tax brackets and the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities, particularly in an environment in which interest rates are likely to remain low for some time due to slow economic growth.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

*Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

**These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

Municipal bond performance throughout the last year was driven by investors’ search for higher yields in a low interest rate environment. Revenue bonds outperformed local and state general obligations. We prefer bonds backed by a dedicated revenue stream over GOs, with a bias toward transportation and utility bonds issued by providers of these essential services. Among revenue bonds, industrial revenue issues fared best, especially tobacco names. We are underweight in tobacco bonds because of the poor longer-term fundamentals and declining tobacco consumption trends. Health care bonds also performed well, but we remain selective among hospital revenue bonds, as new issue supply and credit concerns are weighing on the sector. Prerefunded bonds, which are backed by U.S. Treasuries, lagged significantly.

MARYLAND MARKET NEWS

Maryland’s economic profile remains strong compared with other states. Marylanders are relatively prosperous—per capita personal income represented 123% of the national average in 2011 (the latest available data), ranking it fourth in the nation. The state’s unemployment rate was 6.6% as of December 31, 2012, well below the 7.8% national unemployment rate at that time. Maryland’s employment base, however, grew by 0.8% over the past year, somewhat less than the national average of 1.7%.

Maryland’s finances are stabilizing. General fund revenues dropped almost 9% during the last recession, but they have started to climb. In the latest audited fiscal year, ended June 30, 2012, Maryland’s general fund receipts were 7% ahead of where they were in the prior year. However, expense pressures led to a bottom-line loss of 1% in fiscal year 2012, compared with a modest surplus in 2011. For the first seven months of fiscal year 2013, general fund receipts grew 5.5% versus the previous year, which is in line with expectations. The state has always maintained a good cushion in its rainy day fund—on June 30, 2012, Maryland’s reserve fund held $674 million, representing a solid 4.8% of general fund revenues. The state has balanced its budget for fiscal year 2013, and it was passed on time.

Maryland’s debt load is above the national average. According to Moody’s 2012 State Debt Medians, the state’s debt burden, at $10 billion, is in the upper third when measured by debt per capita and only modestly better when measured on a debt-to-personal income basis. Debt service as a percentage of the budget is, nonetheless, very manageable at 3.5% in fiscal year 2012. However, as of June 30, 2012, Maryland’s Retirement and Pension System was only funded at 66% on an actuarial basis. Maryland’s practice of not fully funding its retirement program has led to a rise in its unfunded pension liability. As a result, Maryland faces fairly heavy unfunded liabilities for its pension and benefits plans, at $18 billion and $9 billion, respectively. Modifications to benefits under these programs have been proposed to reduce liabilities and improve funding, and some have been recently adopted. We are closely monitoring these developments.

Maryland has a long history of responsible stewardship and prudent financial management. The state’s general obligation bonds are rated Aaa by Moody’s Investors Service and AAA by Standard & Poor’s and Fitch. While S&P and Fitch maintain stable outlooks, Moody’s revised its outlook on Maryland to negative at the beginning of August 2011 in conjunction with a similar move on the outlook for the debt issued by the federal government. In Moody’s opinion, Maryland has above-average economic sensitivity and dependence on federal employment and procurement.

PERFORMANCE AND PORTFOLIO STRATEGY REVIEW

Maryland Tax-Free Money Fund
Your fund generated a 0.01% return for the 12-month period ended February 28, 2013. The results were in line with the Lipper Other States Tax-Exempt Money Market Funds Average. All money market rates continue to be closely tied to the Federal Reserve’s fed funds target rate of 0.00% to 0.25%. The Maryland Tax-Free Money Fund has performed in line with its competitors over the longer term.

As a result of the Fed’s continuing zero interest rate policy, Maryland municipal money market rate changes were minimal. Yields on Maryland’s short-term credits generally tracked national tax-exempt levels and were unchanged or slightly lower. Rates ranged from about 10 basis points (0.10%) for overnight maturities to approximately 19 basis points (0.19%) for notes maturing in one year. The money market yield curve—a graphic depiction of the relationship between yields and maturity dates for a set of similar securities—steepened a few basis points, as securities with maturities of less than 90 days moved slightly lower, while one-year maturity yields were relatively unchanged. Lower yields for tax-exempt money fund securities were consistent across most other money market sectors, as the quest for any yield continued to grind all rates lower.

New short-term issuance continues to be constrained as many issuers prefer to refinance with longer-dated paper to lock in current rates. The reduction in investable supply is expected to keep yields anchored at these low levels for most money market instruments.

Credit quality continues to play a big role in the management of your fund. We maintain an overweight to highly rated hospitals (health care), local and state general obligations, education, and housing bonds backed by either the Federal Home Loan Bank or the Federal National Mortgage Association. Some of our highest-conviction names include Howard Hughes Medical Institute, University of Maryland, Maryland Community Development Authority, Baltimore County, and Anne Arundel County. Bank liquidity providers play an integral role in the financing of short-term municipal debt. Our largest bank liquidity exposures are to FNMA, Wells Fargo, Federal Home Loan Bank, and J.P. Morgan. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Measures implemented by the Securities and Exchange Commission in 2010 that mandated higher liquidity requirements and reduced credit risk for all money market funds have resulted in much more resilient products for shareholders. However, the government’s Financial Stability Oversight Council has weighed in on the regulatory debate after the SEC failed to come to a consensus on the topic. We expect money fund reform to remain a main focus for regulators and the money fund industry.

Yields are expected to remain stable over the next six months, barring a flare-up in the European crisis or other supply dislocations. Given this outlook, and with the Fed on hold, we continue to operate at the longer end of our targeted weighted average maturity of 50 to 55 days. As always, we remain committed to managing a high-quality broadly diversified portfolio with a primary focus on liquidity and principal stability.

Maryland Short-Term Tax-Free Bond Fund
The Maryland Short-Term Tax-Free Bond Fund returned 0.71% for the 12-month period ended February 28, 2013. As shown in the Performance Comparison table, the Maryland Short-Term Tax-Free Bond Fund trailed the Lipper Short Municipal Debt Funds Average of similarly managed funds. The fund’s net asset value declined one penny over the last year to $5.24, and dividend income contributed $0.05 per share to the fund’s return. The portfolio’s net asset value was unchanged during the past six months, and dividends per share remained stable.

There were several reasons that the fund underperformed our peer group average over the last 12 months. The fund’s average maturity and duration (a measure of the portfolio’s interest rate sensitivity) were shorter than that of our peer group and the benchmark in the first half of our fiscal year. Early in the reporting period, we decided the fund was holding too much in cash and bonds maturing within two years. As we trimmed our exposure to short-term bonds and cash, we increased our two- to five-year holdings, which extended the portfolio’s maturity and duration by about one-quarter of a year. We maintained that positioning in the second half of the reporting period and intend to keep the fund’s duration at slightly longer than two years—modestly longer than our benchmark but shorter than our Lipper peer group—for the foreseeable future.

We have limited opportunities to buy lower-rated, high-yielding Maryland debt, given the state’s high-quality rating, and at the end of the period 99% of the portfolio was invested in investment-quality holdings. However, we reduced our exposure to AAA and AA rated bonds over the past six months and increased our holdings in A and BBB securities, which contributed to dividend income and the portfolio’s current yield.

Another reason for our underperformance versus the Lipper peer group average is that we manage a Maryland-only fund within a peer group of national funds. This fund’s focus will remain on generating triple-tax-exempt income for Maryland residents, but because Maryland is a very high-quality state, its bonds generally yield less than the national average. Our new purchases were across a variety of sectors, including state general obligations, education, and health care bonds. As we reduced our holdings in local GOs, we found some decent opportunities to add to sectors offering additional yield. However, finding higher-yielding investments in Maryland, outside of the top credit tiers, remains a big challenge.

We expect to keep a longer maturity and duration position relative to the benchmark because we believe short-term rates will stay low for a long time. Unfortunately, returns are likely to remain muted as most of the Maryland new issues offer very low yields. We believe that the Maryland Short-Term Tax-Free Bond Fund remains an attractive option for investors who want more tax-exempt income than a money fund and are willing to accept modest principal fluctuations.

Maryland Tax-Free Bond Fund
The Maryland municipal market and your fund posted favorable returns in the 12-month period ended February 28, 2013, as municipal rates across the yield curve fell. The fund’s 5.63% return exceeded its Lipper peer group average for the period. The portfolio benefited from curve positioning, sector allocation decisions, our focus on yield, and low fees.

The fund’s net asset value was $11.12 at the end of the reporting period, up $0.19 over the past 12 months. Dividends per share contributed $0.41 to the fund’s annual total return. Dividends were slightly lower over the past 12 months than in the prior year as falling rates reduced the portfolio’s yield. We invested across the yield curve and credit quality spectrum over the past year.

Low interest rates continue to affect the portfolio. Maryland municipal issuers have actively refinanced outstanding debt to reduce interest payments. While lower interest cost is a credit positive for our issuers, this often leads to early redemption of our longer-held positions. For example, Carroll Hospital Center issued long-term debt in July at yields near 4%. With the proceeds, the hospital called away nearly $30 million of securities yielding around 6% that we had held for almost 10 years. As low rates persist, debt maturities and early calls will challenge our portfolio. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We hold two key sector overweights designed to keep shareholder income high. Health care-related credits have long provided higher yields relative to other sectors. Hospitals across the nation are facing reimbursement pressures and narrowing margins. While Maryland is not immune to these pressures, the state’s unique reimbursement environment and a high number of well-managed hospitals in the area have given us confidence that the returns are worth the higher risks in this sector. The ever vigilant surveillance of our fundamental credit analyst team is a key element of this strategy. Our largest recent additions in this sector included Anne Arundel Health System and Mercy Medical Center.

The single-family and multifamily housing sector is another major overweight. Though we did not add to this sector over the past year (our holdings actually declined due to bond calls), the sector provided above-average yield to compensate investors for early call risk. Our largest holding in this segment is Maryland Community Development Administration, the state-sponsored housing agency. Should interest rates rise, we believe our holdings in this sector will do well relative to the market.

In recent quarters, the majority of our purchases were in A and BBB rated credits. Our strong fundamental credit research team is the key pillar of this approach. We believe credit spreads, while tighter than they were a year ago, have room to contract further. We also maintained a conservative interest rate risk posture over the past year. At the end of the period, the fund’s duration, at 4.7 years, was low for a long-term bond fund. While we could have generated higher returns had we been more aggressive in this area, we remained cautious given the historically low interest rate environment. While the Fed assures us rate hikes are not imminent, we intend to manage interest rate risk at lower and somewhat conservative levels. Since our semiannual report dated August 31, 2012, our weighted average maturity dropped to 16.3 from 16.7 years, reflecting this somewhat guarded stance. Finally, we reduced our already low exposure to Puerto Rico and other U.S. territories, as these localities face significant long-term financial challenges.

OUTLOOK

While we are pleased with the tremendous performance of municipal bonds over the last two years, we believe that returns in the period ahead will moderate, as the credit and economic environment for municipalities will likely remain challenging and yields are unlikely to fall significantly from current levels. Modest economic growth and improving income and sales tax revenues are providing some support for state and local governments. However, cutbacks in state support for municipalities and persistent downward pressure on property tax revenues could keep local municipal issuers vulnerable. If the economy slides back into a recession—which we are not currently predicting—municipalities will face even tougher challenges.

State and local government liabilities, such as pension benefits and health care costs, are a growing long-term concern. While most state and local governments are maintaining balanced budgets, fewer municipalities have addressed these longer-term liabilities meaningfully. States will need to continue these efforts on their own, as a federal bailout of state and local governments without some losses to bondholders seems unlikely.

We believe that municipals remain a high-quality market and offer good opportunities for long-term investors. In this low-rate environment, long-term bonds and A rated sectors still represent reasonable value relative to taxable fixed income alternatives. As noted above, we are comforted somewhat by Federal Reserve assurances that interest rate hikes are not imminent and by the demonstrated ability of states to balance their budgets in tough times, and we are mindful that municipal yields are at or near historical lows and that there is the potential for losses if rates rise in response to stronger economic growth or inflation. Although we expect rates to remain range-bound in the period ahead, we will be careful with any investment shift that might increase our portfolios’ interest rate sensitivity materially.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We conduct thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Maryland Tax-Free Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Maryland Short-Term Tax-Free Bond Fund

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Maryland Tax-Free Bond Fund

March 15, 2013

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The Maryland Tax-Free Funds are less diversified than those investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

The money fund seeks to maintain a stable net asset value and provide an appropriate place for money between investments or during uncertain market conditions. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY

Barclays 3-Year State General Obligation Bond Index: A broadly diversified index of state-issued general obligation tax-exempt bonds with maturities between two and four years.

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue bonds: Bonds issued to fund specific projects, such as airports, bridges, hospitals, and toll roads, where a portion of the revenue generated is used to service the interest payments on the bond.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average life: In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities such as Treasuries or municipal securities. Securities with longer maturities usually a have higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 99.1%		
MARYLAND 95.2%		
Annapolis, GO, 5.00%, 8/1/31	1,000	1,180
Annapolis, Park Place, IDRB, 5.35%, 7/1/34	8,441	8,520
Annapolis, Public Improvement, Series A1, 4.75%, 8/1/22 (Prerefunded 8/1/17) (1)	1,765	2,086
Annapolis, Public Improvement, Series A2, 4.75%, 8/1/22 (Prerefunded 8/1/17) (1)	170	201
Annapolis Economic Dev., Saint John's College 5.00%, 10/1/27	940	1,003
Annapolis Economic Dev., Saint John's College 5.00%, 10/1/32	1,085	1,143
Annapolis Economic Dev., Saint John's College 5.00%, 10/1/36	1,085	1,135
Anne Arundel County, Consolidated General Improvement, GO 5.00%, 4/1/15	1,000	1,097
Anne Arundel County, Consolidated General Improvement, GO 5.00%, 4/1/16	500	569
Anne Arundel County, Consolidated Public Improvement, GO 5.00%, 4/1/22	3,600	4,504
Anne Arundel County, Consolidated Public Improvement, GO 5.00%, 4/1/23	3,605	4,461
Anne Arundel County, Farmington Village, 6.25%, 6/1/25	3,448	3,452
Anne Arundel County, GO, 4.50%, 3/1/24	2,885	3,227
Anne Arundel County, GO, 4.50%, 3/1/25	1,470	1,630
Anne Arundel County, GO, 5.125%, 7/1/29	2,100	2,219
Anne Arundel County, National Business Park, 5.625%, 7/1/25	2,000	2,181
Anne Arundel County, National Business Park, 6.10%, 7/1/40	2,665	2,907
Anne Arundel County, Village South Waugh Chapel 6.25%, 7/1/40	5,000	5,455
Anne Arundel County, Water & Sewer, GO, 4.625%, 4/1/34	4,875	5,457
Baltimore City, 5.25%, 4/1/16 (2)(3)	140	143
Baltimore City, Board of Ed. Administration, COP 5.00%, 4/1/16 (3)	3,825	3,840

Baltimore City, Consolidated Public Improvement, GO 5.00%, 10/15/19 (Prerefunded 10/15/15) (1)(4)	240	269
Baltimore City, Consolidated Public Improvement, GO 5.00%, 10/15/27	1,905	2,298
Baltimore City, Consolidated Public Improvement, GO 5.00%, 10/15/28	1,805	2,169
Baltimore City, Consolidated Public Improvement, GO 5.00%, 10/15/30	1,015	1,208
Baltimore City, Consolidated Public Improvement, GO 5.00%, 10/15/31	1,965	2,326
Baltimore City, Convention Center Hilton, 5.00%, 9/1/32 (5)	2,195	2,222
Baltimore City, Convention Center Hilton, 5.25%, 9/1/20 (5)	4,615	4,861
Baltimore City, Convention Center Hilton, 5.25%, 9/1/22 (5)	1,895	1,983
Baltimore City, Convention Center Hilton, 5.25%, 9/1/24 (5)	535	554
Baltimore City, Convention Center Hilton, 5.25%, 9/1/26 (5)	2,960	3,055
Baltimore City, Convention Center Hilton, 5.875%, 9/1/39	4,500	4,631
Baltimore City, COP, 5.00%, 10/1/15	2,405	2,658
Baltimore City, Parking, 5.25%, 7/1/21 (6)	2,190	2,541
Baltimore City, Parking, 6.00%, 7/1/14 (6)	5,155	5,514
Baltimore City, Parking, 6.00%, 7/1/15 (6)	5,460	6,085
Baltimore City, Parking, 6.00%, 7/1/16 (6)	5,785	6,690
Baltimore City, Parking, 6.00%, 7/1/17 (6)	6,135	7,315
Baltimore City, Parking, 6.00%, 7/1/18 (6)	6,505	7,983
Baltimore City, Wastewater, 4.50%, 7/1/23 (4)	2,360	2,650
Baltimore City, Wastewater, 4.50%, 7/1/32 (4)	1,000	1,065
Baltimore City, Wastewater, 5.00%, 7/1/22 (4)	470	533
Baltimore City, Wastewater, 5.00%, 7/1/23 (4)	1,805	2,041
Baltimore City, Wastewater, 5.00%, 7/1/24	1,720	2,030
Baltimore City, Wastewater, 5.00%, 7/1/25 (4)	1,990	2,247
Baltimore City, Wastewater, 5.00%, 7/1/29	3,165	3,675

Baltimore City, Wastewater, 5.00%, 7/1/31 (Prerefunded 7/1/16) (1)(4)	485	558
Baltimore City, Wastewater, 5.00%, 7/1/31 (4)	640	711
Baltimore City, Wastewater, 5.00%, 7/1/36	17,520	20,454
Baltimore City, Wastewater, 5.00%, 7/1/37 (4)	5,705	6,461
Baltimore City, Wastewater, 5.00%, 7/1/41	10,635	12,228
Baltimore City, Wastewater, 5.125%, 7/1/34	2,030	2,352
Baltimore City, Wastewater, 5.60%, 7/1/13 (3)	1,600	1,629
Baltimore City, Wastewater, 5.625%, 7/1/39	3,000	3,556
Baltimore City, Water, 4.50%, 7/1/36	2,030	2,255
Baltimore City, Water, 5.00%, 7/1/23 (Prerefunded 7/1/13) (1)(6)	1,250	1,271
Baltimore City, Water, 5.00%, 7/1/24 (Prerefunded 7/1/13) (1)(6)	2,220	2,257
Baltimore City, Water, 5.00%, 7/1/28 (2)(6)	380	476
Baltimore City, Water, 5.00%, 7/1/30 (Prerefunded 7/1/15) (1)(3)	1,995	2,212
Baltimore City, Water, 5.125%, 7/1/29	1,250	1,461
Baltimore City, Water, 5.125%, 7/1/42 (6)	1,225	1,230
Baltimore City, Water, 5.375%, 7/1/34	590	698
Baltimore City, Water, 5.60%, 7/1/13 (3)	2,700	2,748
Baltimore City, Water, 5.65%, 7/1/20 (3)	2,200	2,546
Baltimore City, Water, 5.75%, 7/1/39	1,250	1,497
Baltimore City, Water, 6.00%, 7/1/15 (6)	3,400	3,611
Baltimore County, GO, 4.50%, 8/1/29	3,165	3,635
Baltimore County, Metropolitan Dist. 71, GO, 5.00%, 2/1/30	6,750	7,717
Baltimore County, Metropolitan Dist. 71, GO, 5.00%, 2/1/38	12,000	13,731
Baltimore County, Metropolitan Dist. 74, GO, 5.00%, 2/1/32	1,000	1,200
Baltimore County, Metropolitan Dist. 74, GO, 5.00%, 2/1/33	2,800	3,347
Baltimore County, Public Improvement, GO, 5.00%, 2/1/24	9,000	11,285
Baltimore County, Public Improvement, GO, 5.00%, 2/1/32	10,000	11,997

Carroll County, Consolidated Public Improvement, GO 4.75%, 11/1/28	4,240	4,896
Damascus Gardens Dev. Corp., 7.375%, 8/15/17 (2)	1,440	1,663
Frederick, GO, 5.00%, 8/1/14 (3)	250	267
Frederick, Public Improvement, GO, 5.00%, 3/1/27	3,000	3,516
Frederick County, GO, 5.25%, 7/1/16	2,000	2,196
Frederick County, Public Fac., 5.00%, 6/1/25 (Prerefunded 6/1/18) (1)	4,950	6,011
Frederick County, Public Fac., GO, 5.00%, 6/1/17	1,115	1,317
Frederick County, Urbana CDA, 3.00%, 7/1/13	500	504
Frederick County, Urbana CDA, 3.00%, 7/1/14	1,290	1,328
Frederick County, Urbana CDA, 3.00%, 7/1/15	750	783
Frederick County, Urbana CDA, 5.00%, 7/1/40	2,505	2,757
Gaithersburg, Asbury Maryland Obligated Group 5.125%, 1/1/26	2,725	2,822
Gaithersburg, Asbury Maryland Obligated Group 5.125%, 1/1/36	13,100	13,311
Gaithersburg, Asbury Maryland Obligated Group 6.00%, 1/1/15, Acquisition Date: 11/30/09 Acquisition Cost $5,250 (7)	5,250	5,268
Harford County, GO, 5.00%, 7/15/23	1,370	1,520
Harford County, GO, 5.00%, 7/15/24	1,750	1,942
Harford County, GO, 5.00%, 7/15/25	1,000	1,110
Harford County Economic Dev., Battelle Memorial Institute 5.25%, 4/1/34	8,185	8,505
Howard County, Consolidated Public Improvement 5.00%, 8/15/17 (Prerefunded 2/15/14) (1)	250	261
Howard County, Consolidated Public Improvement, GO 4.50%, 4/15/29	5,145	5,814
Howard County, Consolidated Public Improvement, GO 4.75%, 4/15/28	4,810	5,522
Howard County, GO, 4.00%, 8/15/31	4,270	4,691
Howard County, GO, 5.00%, 8/15/23	4,000	4,986

Howard County, GO, 5.00%, 8/15/27	2,530	3,086
Howard County, GO, COP, 8.15%, 2/15/20	435	594
Howard County, Patuxent Square Apartments, Multi-Family 4.75%, 10/1/36 (Tender 4/1/29) (8)	2,500	2,636
Howard County, Vantage House, 5.00%, 4/1/16	840	873
Howard County Housing Commission, Roger Carter Recreation Center, 4.00%, 6/1/17	260	288
Howard County Housing Commission, Roger Carter Recreation Center, 4.00%, 6/1/18	270	303
Howard County Housing Commission, Roger Carter Recreation Center, 4.00%, 6/1/19	280	317
Howard County Housing Commission, Roger Carter Recreation Center, 4.00%, 6/1/20	290	329
Howard County Housing Commission, Roger Carter Recreation Center, 4.00%, 6/1/21	305	346
Howard County Housing Commission, Roger Carter Recreation Center, 4.50%, 6/1/36	1,000	1,084
Howard County Housing Commission, Roger Carter Recreation Center, 4.50%, 6/1/43	2,320	2,483
Howard County Housing Commission, Roger Carter Recreation Center, 5.00%, 6/1/26	580	677
Hyattsville, Univ. Town Center, 5.00%, 7/1/17	1,230	1,280
Hyattsville, Univ. Town Center, 5.60%, 7/1/24	2,024	2,085
Hyattsville, Univ. Town Center, 5.75%, 7/1/34	3,650	3,718
Maryland, GO, 4.50%, 3/15/26	23,340	27,282
Maryland, GO, 5.00%, 3/1/22	18,550	22,745
Maryland, GO, 5.00%, 7/15/23	6,880	8,274
Maryland, State & Local Fac., 5.00%, 8/1/19 (Prerefunded 8/1/15) (1)	5,000	5,559
Maryland, State & Local Fac., GO, 5.00%, 8/1/16	4,000	4,611
Maryland, State & Local Fac., GO, 5.00%, 8/1/20	24,115	30,434
Maryland, State & Local Fac., GO, 5.00%, 8/1/22	10,000	11,800

Maryland, State & Local Fac., GO, 5.00%, 8/1/18 (Prerefunded 8/1/13) (1)	1,475	1,505
Maryland CDA, Multi-Family, 5.00%, 7/1/36 (8)	4,280	4,413
Maryland CDA, Multi-Family, 5.05%, 7/1/47 (8)	2,550	2,633
Maryland CDA, Multi-Family, 5.45%, 7/1/43 (8)	3,635	3,639
Maryland CDA, Multi-Family, 5.875%, 7/1/16	540	542
Maryland CDA, Multi-Family, 6.20%, 7/1/23 (8)	2,120	2,125
Maryland CDA, Residential, 4.55%, 9/1/22 (8)	3,000	3,145
Maryland CDA, Residential, 4.625%, 9/1/27 (8)	8,035	8,374
Maryland CDA, Residential, 4.70%, 9/1/34	8,325	8,792
Maryland CDA, Residential, 4.70%, 9/1/37 (8)	10,610	10,908
Maryland CDA, Residential, 4.75%, 9/1/25 (8)	7,520	7,769
Maryland CDA, Residential, 4.75%, 9/1/26	3,255	3,604
Maryland CDA, Residential, 4.75%, 9/1/27 (8)	7,000	7,330
Maryland CDA, Residential, 4.75%, 9/1/29	2,775	3,003
Maryland CDA, Residential, 4.80%, 9/1/21 (8)	1,000	1,060
Maryland CDA, Residential, 4.85%, 9/1/26 (8)	10,000	10,444
Maryland CDA, Residential, 4.90%, 9/1/26 (8)	4,875	5,044
Maryland CDA, Residential, 4.90%, 3/1/29 (8)	5,805	6,038
Maryland CDA, Residential, 4.90%, 9/1/31 (8)	12,500	13,016
Maryland CDA, Residential, 4.90%, 9/1/36 (8)	6,335	6,424
Maryland CDA, Residential, 4.95%, 9/1/22 (8)	1,820	1,945
Maryland CDA, Residential, 5.00%, 9/1/25	1,865	2,062
Maryland CDA, Residential, 5.00%, 9/1/29 (8)	1,365	1,418
Maryland CDA, Residential, 5.00%, 9/1/34	620	659
Maryland CDA, Residential, 5.05%, 9/1/39	4,125	4,416
Maryland CDA, Residential, 5.10%, 9/1/37 (8)	4,500	4,697
Maryland CDA, Residential, 5.125%, 9/1/28	900	994
Maryland CDA, Residential, 5.125%, 9/1/30	1,065	1,200

Maryland CDA, Residential, 5.20%, 3/1/48 (8)	565	591
Maryland CDA, Residential, 5.375%, 9/1/39	5,695	6,169
Maryland CDA, Residential, 5.50%, 9/1/31 (8)	1,055	1,073
Maryland CDA, Residential, 5.50%, 9/1/39 (8)	14,945	15,603
Maryland CDA, Residential, 5.75%, 3/1/41 (8)	3,440	3,612
Maryland CDA, Residential, GO, 4.80%, 9/1/42 (8)	4,000	4,107
Maryland CDA, Residential, VRDN, 0.11%, 9/1/35 (8)	3,440	3,440
Maryland DOT, 5.00%, 5/1/16 (Prerefunded 5/1/14) (1)	3,500	3,695
Maryland DOT, 5.00%, 5/1/17	3,875	4,576
Maryland DOT, 5.00%, 9/1/22	2,025	2,398
Maryland DOT, 5.00%, 2/15/23	7,990	9,307
Maryland DOT, 5.50%, 2/1/17	910	1,083
Maryland DOT, Aviation Administration, GO, COP 5.00%, 5/1/18 (8)	1,170	1,361
Maryland DOT, Aviation Administration, GO, COP 5.00%, 5/1/19 (8)	1,245	1,469
Maryland DOT, Aviation Administration, GO, COP 5.00%, 5/1/20 (8)	1,315	1,569
Maryland DOT, GO, COP, 5.00%, 10/15/23 (8)	1,035	1,206
Maryland Economic Dev. Corp., Aviation Administration 5.375%, 6/1/20 (Prerefunded 6/1/13) (1)(8)(9)	5,040	5,106
Maryland Economic Dev. Corp., Aviation Administration 5.50%, 6/1/17 (Prerefunded 6/1/13) (1)(8)(9)	5,870	5,949
Maryland Economic Dev. Corp., CONSOL Energy, 5.75%, 9/1/25	7,000	7,802
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 4.00%, 7/1/18	1,020	1,114
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 4.00%, 7/1/19	1,065	1,153
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 4.00%, 7/1/20	555	597
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 4.00%, 7/1/21	600	641

Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 4.00%, 7/1/22	1,190	1,262
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 5.00%, 7/1/27	2,750	3,030
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 5.00%, 7/1/34	5,210	5,600
Maryland Economic Dev. Corp., Ports America Chesapeake 5.125%, 6/1/20	200	232
Maryland Economic Dev. Corp., Ports America Chesapeake 5.75%, 6/1/35	5,700	6,492
Maryland Economic Dev. Corp., Ports America Chesapeake Series A, 5.375%, 6/1/25	3,845	4,391
Maryland Economic Dev. Corp., Ports America Chesapeake Series B, 5.375%, 6/1/25	5,500	6,281
Maryland Economic Dev. Corp., Potomac Electric Power, PCR 6.20%, 9/1/22	13,490	16,667
Maryland Economic Dev. Corp., Public Health Laboratory 4.00%, 6/1/29	6,565	7,037
Maryland Economic Dev. Corp., Public Health Laboratory 4.00%, 6/1/31	2,520	2,686
Maryland Economic Dev. Corp., Public Health Laboratory 5.00%, 6/1/17	6,755	7,920
Maryland Economic Dev. Corp., Public Health Laboratory 5.00%, 6/1/27	9,900	11,725
Maryland Economic Dev. Corp., Public Health Laboratory 5.00%, 6/1/28	11,795	13,886
Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 3.00%, 6/1/17	645	660
Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 3.00%, 6/1/18	665	677
Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 4.00%, 6/1/19	330	351
Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 4.00%, 6/1/21	385	407
Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 4.00%, 6/1/22	300	315

Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 5.00%, 6/1/27	500	550
Maryland Economic Dev. Corp., Salisbury Univ. Student Housing, 5.00%, 6/1/30	400	434
Maryland Economic Dev. Corp., Towson Univ. Student Housing 3.00%, 7/1/17	385	400
Maryland Economic Dev. Corp., Towson Univ. Student Housing 3.00%, 7/1/18	400	414
Maryland Economic Dev. Corp., Towson Univ. Student Housing 4.00%, 7/1/19	250	274
Maryland Economic Dev. Corp., Towson Univ. Student Housing 4.00%, 7/1/22	600	640
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.00%, 7/1/27	875	986
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.00%, 7/1/29	600	671
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.00%, 7/1/39	570	594
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.25%, 7/1/24	575	625
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.25%, 7/1/30	2,000	2,135
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.25%, 7/1/37	2,225	2,346
Maryland Economic Dev. Corp., UMBC Student Housing 5.00%, 7/1/30 (5)	3,000	3,083
Maryland Economic Dev. Corp., UMBC Student Housing 5.00%, 7/1/35 (5)	1,250	1,275
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/20 (10)	200	213
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/21 (10)	2,000	2,124
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/23 (10)	1,440	1,515
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/26 (10)	1,000	1,043

Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/28 (10)	5,280	5,480
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.50%, 6/1/27	3,295	3,579
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.875%, 6/1/43	4,735	5,112
Maryland Economic Dev. Corp., Univ. Village at Sheppard Pratt 4.00%, 7/1/18	350	385
Maryland Economic Dev. Corp., Univ. Village at Sheppard Pratt 4.00%, 7/1/23	910	972
Maryland Economic Dev. Corp., Univ. Village at Sheppard Pratt 5.00%, 7/1/19	750	863
Maryland Economic Dev. Corp., Univ. Village at Sheppard Pratt 5.00%, 7/1/20	785	908
Maryland Economic Dev. Corp., Univ. Village at Sheppard Pratt 5.00%, 7/1/21	825	956
Maryland Economic Dev. Corp., Univ. Village at Sheppard Pratt 5.00%, 7/1/22	870	1,008
Maryland Economic Dev. Corp., Univ. Village at Sheppard Pratt 5.00%, 7/1/27	1,600	1,794
Maryland Economic Dev. Corp., Univ. Village at Sheppard Pratt 5.00%, 7/1/33	2,490	2,728
Maryland HHEFA, Adventist Healthcare, 5.00%, 1/1/16	1,015	1,028
Maryland HHEFA, Adventist Healthcare, 5.00%, 1/1/22	410	475
Maryland HHEFA, Adventist Healthcare, 5.125%, 1/1/23	860	984
Maryland HHEFA, Adventist Healthcare, 5.75%, 1/1/15	700	709
Maryland HHEFA, Adventist Healthcare, 5.75%, 1/1/25	6,100	6,171
Maryland HHEFA, Adventist Healthcare, 6.00%, 1/1/26	1,680	2,059
Maryland HHEFA, Adventist Healthcare, 6.125%, 1/1/36	2,200	2,630
Maryland HHEFA, Adventist Healthcare, 6.25%, 1/1/31	1,500	1,834
Maryland HHEFA, Anne Arundel Health, 4.00%, 7/1/34	16,680	17,205
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/21	800	975
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/22	1,500	1,811

Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/23	850	1,015
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/24	1,100	1,305
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/25	1,680	1,976
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/27	730	855
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/28	6,815	7,647
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/32	4,720	5,161
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/40	3,995	4,335
Maryland HHEFA, Anne Arundel Health, 6.75%, 7/1/29	5,020	6,284
Maryland HHEFA, Anne Arundel Health, 6.75%, 7/1/39	13,935	17,226
Maryland HHEFA, Ascension Health Alliance, 5.00%, 11/15/51	15,000	16,712
Maryland HHEFA, Calvert Memorial Hosp., 5.50%, 7/1/36	8,325	8,575
Maryland HHEFA, Calvert Memorial Hosp., 5.50%, 7/1/39	1,200	1,235
Maryland HHEFA, Carnegie Institution of Washington 4.25%, 7/1/37	865	931
Maryland HHEFA, Carnegie Institution of Washington 4.50%, 7/1/40	14,480	15,931
Maryland HHEFA, Carroll Hosp. Center, 5.00%, 7/1/20	1,710	2,015
Maryland HHEFA, Carroll Hosp. Center, 5.00%, 7/1/24	2,010	2,342
Maryland HHEFA, Carroll Hosp. Center, 5.00%, 7/1/25	605	700
Maryland HHEFA, Carroll Hosp. Center, 5.00%, 7/1/27	830	950
Maryland HHEFA, Carroll Hosp. Center, 5.00%, 7/1/36	1,375	1,444
Maryland HHEFA, Carroll Hosp. Center, 5.00%, 7/1/37	12,630	13,990
Maryland HHEFA, Carroll Hosp. Center, 5.00%, 7/1/40	6,000	6,283
Maryland HHEFA, Charlestown Community, 6.25%, 1/1/41	5,000	5,714
Maryland HHEFA, Charlestown Community, 6.25%, 1/1/45	9,570	11,000
Maryland HHEFA, Doctors Community Hosp., 4.00%, 7/1/13	365	368
Maryland HHEFA, Doctors Community Hosp., 5.00%, 7/1/20	4,910	5,280
Maryland HHEFA, Doctors Community Hosp., 5.00%, 7/1/27	14,915	15,503
Maryland HHEFA, Doctors Community Hosp., 5.00%, 7/1/29	5,000	5,165

Maryland HHEFA, Edenwald General German Aged People's Home, 5.20%, 1/1/24	625	650
Maryland HHEFA, Edenwald General German Aged People's Home, 5.40%, 1/1/31	2,350	2,431
Maryland HHEFA, Edenwald General German Aged People's Home, 5.40%, 1/1/37	3,650	3,759
Maryland HHEFA, Frederick Memorial Hosp., 4.00%, 7/1/19	1,005	1,136
Maryland HHEFA, Frederick Memorial Hosp., 4.25%, 7/1/32	19,125	19,872
Maryland HHEFA, Frederick Memorial Hosp., 5.00%, 7/1/20	500	595
Maryland HHEFA, Frederick Memorial Hosp., 5.00%, 7/1/21	280	334
Maryland HHEFA, Frederick Memorial Hosp., 5.00%, 7/1/24	1,515	1,798
Maryland HHEFA, Frederick Memorial Hosp., 5.00%, 7/1/25	525	610
Maryland HHEFA, Frederick Memorial Hosp., 5.00%, 7/1/26	475	549
Maryland HHEFA, Frederick Memorial Hosp., 5.00%, 7/1/27	1,460	1,673
Maryland HHEFA, Frederick Memorial Hosp. 5.25%, 7/1/13 (2)(6)	375	381
Maryland HHEFA, Goucher College, 4.00%, 7/1/21	970	1,085
Maryland HHEFA, Goucher College, 5.00%, 7/1/16 (Prerefunded 7/1/14) (1)	540	575
Maryland HHEFA, Goucher College, 5.00%, 7/1/27	1,280	1,492
Maryland HHEFA, Goucher College, 5.00%, 7/1/34	3,755	4,303
Maryland HHEFA, Goucher College, 5.125%, 7/1/34 (Prerefunded 7/1/14) (1)	6,200	6,607
Maryland HHEFA, Goucher College, 5.375%, 7/1/25 (Prerefunded 7/1/14) (1)	800	855
Maryland HHEFA, Greater Baltimore Medical Center 5.50%, 7/1/31	200	231
Maryland HHEFA, Helix Health, 5.00%, 7/1/27 (2)(4)	9,970	12,542
Maryland HHEFA, Howard County General Hosp. 5.50%, 7/1/21 (2)	5,000	5,303
Maryland HHEFA, Ingleside at King Farm, Presbyterian Community, 5.30%, 1/1/37	1,000	954
Maryland HHEFA, Johns Hopkins Health, 5.00%, 7/1/30	1,000	1,195

Maryland HHEFA, Johns Hopkins Health, 5.00%, 7/1/31	2,000	2,381
Maryland HHEFA, Johns Hopkins Health, 5.00%, 7/1/32	1,000	1,185
Maryland HHEFA, Johns Hopkins Health, 5.00%, 7/1/33	1,000	1,181
Maryland HHEFA, Johns Hopkins Health, 5.00%, 5/15/40	37,000	40,857
Maryland HHEFA, Johns Hopkins Health, Zero Coupon, 7/1/19	9,705	7,719
Maryland HHEFA, Johns Hopkins Hosp., 5.50%, 5/15/38 (Prerefunded 5/15/14) (1)	10,590	11,270
Maryland HHEFA, Johns Hopkins Medical Institute Parking Fac. 4.60%, 7/1/38 (4)	500	508
Maryland HHEFA, Johns Hopkins Medical Institute Parking Fac. 5.375%, 7/1/20 (4)	5,550	5,565
Maryland HHEFA, Johns Hopkins Medical Institute Parking Fac. 5.50%, 7/1/26 (4)	3,320	3,327
Maryland HHEFA, Johns Hopkins Univ., 4.00%, 7/1/37	7,000	7,531
Maryland HHEFA, Johns Hopkins Univ., 5.00%, 7/1/28	6,560	7,961
Maryland HHEFA, Johns Hopkins Univ., 5.00%, 7/1/29	5,060	6,108
Maryland HHEFA, Johns Hopkins Univ., 5.00%, 7/1/37	8,000	9,423
Maryland HHEFA, Johns Hopkins Univ., 5.00%, 7/1/38	5,050	5,321
Maryland HHEFA, Johns Hopkins Univ., 5.00%, 7/1/41	10,000	11,690
Maryland HHEFA, Johns Hopkins Univ., 5.25%, 7/1/38	23,420	27,674
Maryland HHEFA, Kaiser Permanente, 5.375%, 7/1/15	2,365	2,374
Maryland HHEFA, Kennedy Krieger Institute, 5.50%, 7/1/33	6,000	6,035
Maryland HHEFA, Lifebridge Health, 5.25%, 7/1/20 (Prerefunded 7/1/14) (1)	625	666
Maryland HHEFA, Lifebridge Health, 6.00%, 7/1/41	5,895	7,047
Maryland HHEFA, Lifebridge Health, VRTR, 0.31%, 1/1/38	700	700
Maryland HHEFA, Loyola Univ. Maryland, 4.00%, 10/1/27	1,000	1,102
Maryland HHEFA, Loyola Univ. Maryland, 4.00%, 10/1/28	1,000	1,094
Maryland HHEFA, Loyola Univ. Maryland, 4.00%, 10/1/32	1,300	1,400
Maryland HHEFA, Loyola Univ. Maryland, 4.00%, 10/1/34	1,440	1,531
Maryland HHEFA, Loyola Univ. Maryland, 5.00%, 10/1/29	1,995	2,356

Maryland HHEFA, Loyola Univ. Maryland, 5.00%, 10/1/30	1,345	1,582
Maryland HHEFA, Loyola Univ. Maryland, 5.00%, 10/1/31	2,050	2,401
Maryland HHEFA, Loyola Univ. Maryland, 5.00%, 10/1/39	5,000	5,729
Maryland HHEFA, Loyola Univ. Maryland, 5.00%, 10/1/40	6,000	6,247
Maryland HHEFA, Loyola Univ. Maryland, 5.125%, 10/1/45	17,255	17,996
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/22	1,025	1,216
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/23	500	587
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/24	2,095	2,258
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/27	1,435	1,534
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/29	1,000	1,133
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/34	1,005	1,111
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/35	1,000	1,045
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/36	2,000	2,117
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/40	6,910	7,192
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/42	8,260	8,692
Maryland HHEFA, Maryland Institute College of Art 5.00%, 6/1/47	7,530	8,182
Maryland HHEFA, Maryland Institute College of Art, Series A1 5.00%, 6/1/21	860	1,016
Maryland HHEFA, Maryland Institute College of Art, Series A2 5.00%, 6/1/21	855	937
Maryland HHEFA, MedStar Health, 5.00%, 8/15/41	2,410	2,693
Maryland HHEFA, MedStar Health, 5.25%, 8/15/38 (4)	10,245	12,810
Maryland HHEFA, MedStar Health, 5.25%, 5/15/46	6,065	6,403

Maryland HHEFA, MedStar Health, 5.375%, 8/15/24	2,500	2,642
Maryland HHEFA, MedStar Health, 5.50%, 8/15/33	19,525	20,628
Maryland HHEFA, Mercy Medical Center, 5.00%, 7/1/24	1,615	1,857
Maryland HHEFA, Mercy Medical Center, 5.00%, 7/1/25	2,795	3,191
Maryland HHEFA, Mercy Medical Center, 5.00%, 7/1/26	1,910	2,167
Maryland HHEFA, Mercy Medical Center, 5.00%, 7/1/27	1,400	1,585
Maryland HHEFA, Mercy Medical Center, 5.00%, 7/1/31	13,385	14,893
Maryland HHEFA, Mercy Medical Center, 5.00%, 7/1/37	12,010	12,769
Maryland HHEFA, Mercy Medical Center, 5.50%, 7/1/42	26,115	28,409
Maryland HHEFA, Mercy Medical Center, 6.50%, 7/1/13 (9)	425	434
Maryland HHEFA, Mercy Ridge, 4.50%, 7/1/15	275	293
Maryland HHEFA, Mercy Ridge, 4.50%, 7/1/35	1,000	1,017
Maryland HHEFA, Mercy Ridge, 6.00%, 4/1/28 (Prerefunded 4/1/13) (1)	1,775	1,802
Maryland HHEFA, Mercy Ridge, 6.00%, 4/1/35 (Prerefunded 4/1/13) (1)	3,660	3,716
Maryland HHEFA, Meritus Health, Washington County Hosp. 5.75%, 1/1/33	8,475	9,262
Maryland HHEFA, Meritus Health, Washington County Hosp. 5.75%, 1/1/38	4,115	4,463
Maryland HHEFA, Meritus Health, Washington County Hosp. 6.00%, 1/1/28	2,005	2,231
Maryland HHEFA, Meritus Health, Washington County Hosp. 6.00%, 1/1/43	12,670	13,880
Maryland HHEFA, Patterson Park Public Charter School 5.75%, 7/1/30	1,515	1,625
Maryland HHEFA, Patterson Park Public Charter School 6.00%, 7/1/40	1,500	1,620
Maryland HHEFA, Patterson Park Public Charter School 6.125%, 7/1/45	2,125	2,307
Maryland HHEFA, Peninsula Regional Medical Center 5.00%, 7/1/36	4,540	4,809

Maryland HHEFA, Sheppard & Enoch Pratt Foundation 5.00%, 7/1/36 (Prerefunded 7/1/13) (1)	85	86
Maryland HHEFA, Union Hosp. of Cecil County, 5.00%, 7/1/35	4,700	4,954
Maryland HHEFA, Union Hosp. of Cecil County, 5.00%, 7/1/40	8,145	8,596
Maryland HHEFA, Univ. of Maryland Medical, 4.75%, 7/1/23	1,000	1,107
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/18	1,000	1,176
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/20	300	351
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/29	6,265	6,888
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/31 (4)	1,120	1,227
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/34	12,180	13,444
Maryland HHEFA, Univ. of Maryland Medical, 5.125%, 7/1/39	11,480	12,642
Maryland HHEFA, Univ. of Maryland Medical, 5.25%, 7/1/21	2,925	3,403
Maryland HHEFA, Univ. of Maryland Medical, 5.50%, 7/1/24 (4)	8,780	10,210
Maryland HHEFA, Univ. of Maryland Medical, 7.00%, 7/1/22 (6)	2,045	2,499
Maryland HHEFA, Univ. of Maryland Medical, VRDN 0.10%, 7/1/34	1,150	1,150
Maryland HHEFA, Upper Chesapeake Health, 5.50%, 1/1/28	10,720	11,975
Maryland HHEFA, Upper Chesapeake Health, 6.00%, 1/1/38	5,000	5,635
Maryland HHEFA, Western Maryland Health, 5.00%, 1/1/14	3,400	3,514
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/20	2,905	3,256
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/25	1,905	2,115
Maryland Ind. Dev. Fin. Auth., Bon Secours Health 5.929%, 8/26/22 (9)	12,000	13,665
Maryland Ind. Dev. Fin. Auth., McDonogh School 4.50%, 9/1/35	3,885	4,298
Maryland Ind. Dev. Fin. Auth., McDonogh School 4.75%, 9/1/40	6,105	6,786
Maryland Ind. Dev. Fin. Auth., Our Lady of Good Counsel High School, 5.50%, 5/1/20	1,880	1,966
Maryland Ind. Dev. Fin. Auth., Our Lady of Good Counsel High School, 6.00%, 5/1/35	4,900	5,112

Maryland Ind. Dev. Fin. Auth., Synagro/Baltimore, Wastewater IDRB, 5.25%, 12/1/13 (8)	1,000	1,026
Maryland Ind. Dev. Fin. Auth., Synagro/Baltimore, Wastewater IDRB, 5.375%, 12/1/14 (8)	1,000	1,056
Maryland Ind. Dev. Fin. Auth., Synagro/Baltimore, Wastewater IDRB, 5.50%, 12/1/15 (8)	1,000	1,085
Maryland Ind. Dev. Fin. Auth., Synagro/Baltimore, Wastewater IDRB, 5.625%, 12/1/16 (8)	1,195	1,327
Maryland Stadium Auth., Baseball Stadium 5.00%, 12/15/17 (8)	7,230	8,462
Maryland Stadium Auth., Baseball Stadium 5.00%, 12/15/18 (8)	8,640	10,315
Maryland Stadium Auth., Baseball Stadium 5.00%, 12/15/19 (8)	1,000	1,207
Maryland Transportation Auth., 4.00%, 7/1/26	2,340	2,629
Maryland Transportation Auth., 4.50%, 7/1/41 (9)	2,925	3,096
Maryland Transportation Auth., 5.00%, 7/1/20 (9)	5,020	5,899
Maryland Transportation Auth., 5.00%, 7/1/23	1,010	1,216
Maryland Transportation Auth., 5.00%, 7/1/27 (9)	10,535	12,091
Maryland Transportation Auth., 5.00%, 7/1/28	17,655	20,398
Maryland Transportation Auth., 5.00%, 7/1/29 (Prerefunded 7/1/14) (1)(9)	1,735	1,845
Maryland Transportation Auth., 5.00%, 7/1/34 (9)	18,130	20,803
Maryland Transportation Auth., 5.00%, 7/1/37 (9)	2,005	2,278
Maryland Transportation Auth., 5.00%, 7/1/38 (9)	4,915	5,558
Maryland Transportation Auth., 5.00%, 7/1/41 (9)	1,650	1,862
Maryland Transportation Auth., 6.80%, 7/1/16 (2)	8,925	9,948
Maryland Transportation Auth., BWI Airport Parking 5.00%, 3/1/23	4,070	4,944
Maryland Transportation Auth., BWI Airport Parking 5.00%, 3/1/24 (8)	9,920	11,729
Maryland Transportation Auth., BWI Airport Parking 5.00%, 3/1/24	4,285	5,172

Maryland Transportation Auth., BWI Airport Parking 5.00%, 3/1/25	4,500	5,396
Maryland Transportation Auth., BWI Airport Parking 5.00%, 3/1/26 (8)	7,615	8,853
Maryland Transportation Auth., BWI Airport Parking 5.00%, 3/1/26	8,055	9,589
Maryland Transportation Auth., BWI Airport Parking 5.00%, 3/1/27	8,470	10,009
Maryland Transportation Auth., BWI Airport Passenger Fac. Charge, 5.00%, 6/1/23 (8)	2,440	2,907
Maryland Transportation Auth., BWI Airport Passenger Fac. Charge, 5.00%, 6/1/24 (8)	2,560	3,009
Maryland Transportation Auth., BWI Airport Passenger Fac. Charge, 5.00%, 6/1/25 (8)	2,690	3,132
Maryland Transportation Auth., BWI Airport Passenger Fac. Charge, 5.00%, 6/1/26 (8)	2,820	3,263
Maryland Transportation Auth., BWI Airport Passenger Fac. Charge, 5.00%, 6/1/27 (8)	2,965	3,403
Maryland Transportation Auth., BWI Airport Passenger Fac. Charge, 5.00%, 6/1/28 (8)	3,110	3,537
Montgomery County, Consolidated Public Improvement 5.00%, 5/1/21 (Prerefunded 5/1/17) (1)	4,500	5,324
Montgomery County, Consolidated Public Improvement, GO 5.00%, 4/1/13	435	437
Montgomery County, Consolidated Public Improvement, GO 5.00%, 9/1/15	3,230	3,462
Montgomery County, Consolidated Public Improvement, GO 5.00%, 8/1/16	6,385	7,361
Montgomery County, Consolidated Public Improvement, GO 5.00%, 7/1/18	3,395	3,759
Montgomery County, Consolidated Public Improvement, GO 5.00%, 6/1/24	5,750	6,311
Montgomery County, Consolidated Public Improvement, GO 5.00%, 5/1/25	9,450	10,895
Montgomery County, Consolidated Public Improvement, GO 5.00%, 5/1/27	11,575	13,105

Montgomery County, GO, 4.50%, 7/1/29	16,000	17,985
Montgomery County, GO, VRDN, 0.10%, 6/1/26	7,075	7,075
Montgomery County, GO, VRDN, 0.11%, 6/1/26	3,280	3,280
Montgomery County, Trinity Health, 5.00%, 12/1/40	14,635	16,442
Montgomery County, West Germantown Dev. Dist. 5.50%, 7/1/27 (11)	1,000	1,007
Montgomery County Housing Opportunities Commission Multi-Family, 4.70%, 7/1/37 (8)	3,000	3,066
Montgomery County Housing Opportunities Commission Multi-Family, 5.65%, 11/1/33	7,345	7,358
Montgomery County Housing Opportunities Commission Single Family, 4.70%, 7/1/37 (8)	2,445	2,491
Montgomery County Housing Opportunities Commission Single Family, 4.75%, 7/1/32 (8)	3,305	3,406
Montgomery County Housing Opportunities Commission Single Family, 4.90%, 7/1/22 (8)	1,825	1,949
Montgomery County Housing Opportunities Commission Single Family, 5.00%, 7/1/36 (8)	1,935	1,985
Morgan State Univ. Academic & Auxiliary Fac., 4.00%, 7/1/19	500	573
Morgan State Univ. Academic & Auxiliary Fac., 5.00%, 7/1/21	650	797
Morgan State Univ. Academic & Auxiliary Fac., 5.00%, 7/1/23	600	730
Morgan State Univ. Academic & Auxiliary Fac., 5.00%, 7/1/24	630	761
Morgan State Univ. Academic & Auxiliary Fac., 5.00%, 7/1/26	1,000	1,195
Morgan State Univ. Academic & Auxiliary Fac., 5.00%, 7/1/28	575	681
Morgan State Univ. Academic & Auxiliary Fac., 5.00%, 7/1/30	400	470
Morgan State Univ. Academic & Auxiliary Fac., 5.00%, 7/1/32	450	523
Morgan State Univ. Academic & Auxiliary Fac. 6.05%, 7/1/15 (3)	1,000	1,065
Northeast Maryland Waste Disposal Auth., Montgomery County Resource Recovery Fac., 5.50%, 4/1/16 (4)(8)	16,000	16,068
Prince George's County, Consolidated Public Improvement, GO 5.00%, 7/15/24 (Prerefunded 7/15/17) (1)	7,065	8,404

Prince George's County, Consolidated Public Improvement, GO 5.00%, 7/15/25 (Prerefunded 7/15/17) (1)	5,810	6,911
Prince George's County, Consolidated Public Improvement, GO 5.00%, 7/15/26 (Prerefunded 7/15/17) (1)	5,575	6,632
Prince George's County, Consolidated Public Improvement, GO 5.00%, 7/15/27 (Prerefunded 7/15/17) (1)	3,880	4,615
Prince George's County, National Harbor, 4.70%, 7/1/15	1,282	1,328
Prince George's County, National Harbor, 5.20%, 7/1/34	6,100	6,231
Univ. System of Maryland, Auxiliary Fac. & Tuition 4.00%, 4/1/17	1,000	1,135
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/15	3,100	3,399
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/18 (Prerefunded 4/1/15) (1)	190	208
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/18	540	591
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/19 (Prerefunded 4/1/15) (1)	2,010	2,205
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/19	3,100	3,388
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 10/1/23 (Prerefunded 10/1/16) (1)	2,110	2,439
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 10/1/24 (Prerefunded 10/1/16) (1)	5,485	6,339
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 10/1/25 (Prerefunded 10/1/16) (1)	5,550	6,414
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/26	5,085	6,141
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 10/1/26 (Prerefunded 10/1/16) (1)	6,135	7,090
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/27	7,070	8,482
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/28	5,000	5,975

Washington Suburban Sanitary Dist., 5.00%, 6/1/21 (Prerefunded 6/1/15) (1)	5,630	6,218
Washington Suburban Sanitary Dist., GO, 4.75%, 6/1/28	3,305	3,772
Washington Suburban Sanitary Dist., GO, 5.00%, 6/1/25 (Prerefunded 6/1/15) (1)	620	685
Westminster, Carroll Lutheran Village, 6.25%, 5/1/34	7,500	7,549
		2,039,527

DISTRICT OF COLUMBIA 1.7%

Washington Metropolitan Area Transit Auth., 5.00%, 7/1/18	3,475	4,154
Washington Metropolitan Area Transit Auth., 5.125%, 7/1/32	3,750	4,249
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/22	2,000	2,395
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/23	5,000	5,937
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/24	1,500	1,772
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/25	4,990	5,860
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/28	7,500	8,693
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/29	2,000	2,308
		35,368

PUERTO RICO 1.5%

Puerto Rico, Public Improvement, 5.25%, 7/1/27 (Prerefunded 7/1/16) (1)	1,825	2,120
Puerto Rico, Public Improvement, 5.25%, 7/1/30 (Prerefunded 7/1/16) (1)	1,235	1,435
Puerto Rico Electric Power Auth., FRN, 0.726%, 7/1/29 (9)	4,000	2,899
Puerto Rico Highway & Transportation Auth., 5.50%, 7/1/15 (9)	5,000	5,404
Puerto Rico Housing Fin. Auth., 5.00%, 12/1/20 (Prerefunded 12/1/13) (1)	2,780	2,880
Puerto Rico Sales Tax Fin. Corp., 5.25%, 8/1/41	4,000	4,213
Puerto Rico Sales Tax Fin. Corp., 5.50%, 8/1/42	7,100	7,557

Puerto Rico Sales Tax Fin. Corp., 6.50%, 8/1/35	4,150	4,843
		31,351
VIRGIN ISLANDS 0.3%		
Virgin Islands PFA, 5.00%, 10/1/25	4,500	4,957
Virgin Islands PFA, Diageo, 6.75%, 10/1/37	1,500	1,760
		6,717
LOUISIANA 0.1%		
Saint Charles Parish PCR, Shell Oil, VRDN, 0.10%, 11/1/21 (8)	2,960	2,960
		2,960
NORTH CAROLINA 0.1%		
Charlotte-Mecklenburg Hosp. Auth., VRDN, 0.08%, 1/15/38	2,850	2,850
		2,850
TEXAS 0.1%		
Lower Neches Valley Auth., Exxon Mobil, VRDN 0.10%, 11/1/51	2,700	2,700
		2,700
MASSACHUSETTS 0.1%		
Massachusetts HEFA, Children's Hosp., VRDN, 0.10%, 10/1/49	1,500	1,500
		1,500
MISSOURI 0.0%		
Missouri HEFA, Saint Louis Univ., VRDN, 0.09%, 10/1/35	445	445
		445
Total Municipal Securities (Cost $1,956,629)		2,123,418

Total Investments in Securities	
99.1% of Net Assets (Cost $1,956,629)	**$ 2,123,418**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Prefunded date is used in determining portfolio maturity.

(2) Escrowed to maturity

(3) Insured by National Public Finance Guarantee Corp.

(4) Insured by AMBAC Assurance Corp.

(5) Insured by XL Capital Assurance Inc.

(6) Insured by Financial Guaranty Insurance Company

(7) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $5,268 and represents 0.2% of net assets.

(8) Interest subject to alternative minimum tax

(9) Insured by Assured Guaranty Municipal Corp.

(10) Insured by Assured Guaranty U.S. Holdings

(11) Insured by Radian Asset Assurance Inc.

CDA Community Development Administration/Authority

COP Certificate of Participation

DOT Department of Transportation

FRN Floating-Rate Note

GO General Obligation

HEFA Health & Educational Facility Authority

HHEFA Health & Higher Educational Facility Authority

IDRB Industrial Development Revenue Bond

PCR Pollution Control Revenue

PFA Public Finance Authority/Agency

VRDN Variable Rate Demand Note under which the holder has the right to sell the security to the issuer or the issuer's agent at a predetermined price (generally par) on specified dates (generally daily or weekly) upon required notification; such specified dates are considered the effective maturity for purposes of the fund's weighted average maturity; rate shown is effective rate at period-end and maturity date shown is final maturity.

VRTR Variable Rate Trust Receipt is a synthetic variable rate instrument which entitles the holder to sell the security to the special purpose trust that issued it (or to the trust's agent) at a predetermined price (generally par) on specified dates (generally daily or weekly) upon required notification; such specified dates are considered the effective maturity for purposes of the fund's weighted average maturity; rate shown is effective rate at period-end; and maturity date shown is final maturity.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The Maryland Tax-Free Bond Fund (the fund) is a nondiversified, open-end management investment company established by the trust. The fund commenced operations on March 31, 1987. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Maryland state and local income taxes by investing primarily in investment-grade Maryland municipal bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On February 28, 2013, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended February 28, 2013, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of February 28, 2013, the fund held no derivative instruments.

Additionally, during the year ended February 28, 2013, the fund recognized $40,000 of gain on interest rate derivatives, included in realized gain (loss) on Futures on the accompanying Statement of Operations.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended February 28, 2013, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Counterparty Risk and Collateral Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund. Cash posted by the fund to meet margin requirements is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of February 28, 2013, no margin had been posted by the fund to the broker for exchange-traded derivatives.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $408,154,000 and $237,345,000, respectively, for the year ended February 28, 2013.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to an overdistribution of taxable income not deemed a return of capital for tax purposes. Reclassifications between income and gain relate primarily to the character of market discount at time of sale. For the year ended February 28, 2013, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended February 28, 2013 and February 29, 2012, were characterized for tax purposes as follows:

At February 28, 2013, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the recognition of market discount amortization for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after March 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. During the year ended February 28, 2013, the fund utilized $3,723,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of February 28, 2013, expire as follows: $8,553,000 in fiscal 2017 and $2,637,000 in fiscal 2019.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2013, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 28, 2013, expenses incurred pursuant to these service agreements were $128,000 for Price Associates and $343,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and
Shareholders of Maryland Tax-Free Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Maryland Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 28, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 12, 2013

Tax Information (Unaudited) for the Tax Year Ended 2/28/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $954,000 from short-term capital gains

  $76,450,000 which qualified as exempt-interest dividends.
Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Trustees and Officers

Your fund is overseen by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[142]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1986	Vornado Real Estate Investment Trust (2004 to present); Director
[142]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[142]

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[142]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005
[142]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1992	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[142]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[142]

*Each independent trustee serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[142]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Director of Fixed Income, T. Rowe Price (2009 to present); Global
(1970)	Head of Trading, T. Rowe Price (2007 to 2009); Vice President, Price
2010	Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc.,
[50]	and T. Rowe Price International

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With State Tax-Free Income Trust	Principal Occupation(s)

Austin Applegate (1974)	Vice President, T. Rowe Price; formerly Senior
Vice President	Municipal Credit Research Analyst, Barclays
Capital (to 2011)

R. Lee Arnold, Jr., CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia S. Deford (1957)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Jared S. Franz (1977)	Vice President, T. Rowe Price
Vice President

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Dylan Jones, CFA (1971)	Vice President, T. Rowe Price
Vice President

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President and Secretary,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Michael K. Sewell (1982)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Chen Shao (1980)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.; Chief Investment
Officer, Director, and Vice President, T. Rowe
Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,651,000 and $1,704,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 12, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 12, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date April 12, 2013